Schedule of Investments PIMCO High Income Fund	October 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 145.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 11.7%
Academy Sport & Outdoors TBD% due 10/28/2027 «	$1,800	$1,782
Advanz Pharma Corp. 6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	6,280	6,112
Al Convoy (Luxembourg) SARL 4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	95	93
Alphabet Holding Co., Inc. 3.648% (LIBOR03M + 3.500%) due 09/26/2024 ~	97	94
Ancestry.com Operations, Inc. 4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~	99	99
Banijay Entertainment S.A.S 3.890% (LIBOR03M + 3.750%) due 03/01/2025 «~	19	19
Caesars Resort Collection LLC
2.898% (LIBOR03M + 2.750%) due 12/23/2024 ~	227	214
4.648% - 4.651% (LIBOR03M + 4.500%) due 07/21/2025 ~	7,713	7,480
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,262	1,136
Elanco Animal Health, Inc. 1.899% (LIBOR03M + 1.750%) due 08/01/2027 ~	157	154
Emerald TopCo, Inc. 3.648% - 3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~	149	143
Envision Healthcare Corp. 3.898% (LIBOR03M + 3.750%) due 10/10/2025 ~	18,858	13,573
EyeCare Partners LLC
3.750% due 02/18/2027 µ	14	13
3.898% (LIBOR03M + 3.750%) due 02/18/2027 ~	59	55
Fly Funding SARL 6.237% (LIBOR03M + 6.000%) due 10/08/2025 «~	5,900	5,694
Forbes Energy Services LLC TBD% due 04/13/2021 «	1,095	980
Frontier Communications Corp. 6.000% (PRIME + 2.750%) due 06/15/2024 ~	877	863
Ingersoll Rand Co. Ltd. 1.898% (LIBOR03M + 1.750%) due 03/01/2027 ~	66	64
Innophos, Inc. 3.648% (LIBOR03M + 3.500%) due 02/07/2027 ~	28	27
Intelsat Jackson Holdings S.A. 3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	2,004	2,042
IRB Holding Corp. 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,273	1,215
Jefferies Finance LLC 3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	30	29
McDermott Technology Americas, Inc. 3.145% (LIBOR03M + 3.000%) due 06/30/2024 «~	105	87
McDermott Technology Americas, Inc. (1.148% Cash and 3.000% PIK) 4.148% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	480	315
MH Sub LLC 3.648% (LIBOR03M + 3.500%) due 09/13/2024 ~	165	160
Milano Acquisition Corp. 4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~	1,100	1,083
Nascar Holdings, Inc. 2.902% (LIBOR03M + 2.750%) due 10/19/2026 ~	94	92
NCI Building Systems, Inc. 3.895% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	48
Neiman Marcus Group Ltd. LLC 13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~	7,170	7,484
Ortho-Clinical Diagnostics S.A. 3.390% (LIBOR03M + 3.250%) due 06/30/2025 ~	784	760
Pacific Drilling S.A. TBD% due 10/30/2025	902	0
Parexel International Corp. 2.898% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	85
PetSmart, Inc. 4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~	214	212
Playtika Holding Corp. 7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~	4,660	4,673
PUG LLC 3.648% (LIBOR03M + 3.500%) due 02/12/2027 ~	1,999	1,756
Refinitiv U.S. Holdings, Inc. 3.398% (LIBOR03M + 3.250%) due 10/01/2025 ~	922	910
Starfruit Finco BV 3.145% (LIBOR03M + 3.000%) due 10/01/2025 ~	273	265

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Summer (BC) Holdco B SARL 5.001% (LIBOR03M + 4.750%) due 12/04/2026 ~		4,109	3,952
Syniverse Holdings, Inc. 6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,394	6,582
U.S. Renal Care, Inc. 5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,585	2,488
Valaris PLC TBD% due 08/17/2021 «		35	35
Westmoreland Mining Holdings LLC 9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		1,310	1,218
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)		6,451	3,226
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,708	2,566
Zayo Group Holdings, Inc. 3.148% (LIBOR03M + 3.000%) due 03/09/2027 ~		299	288
Total Loan Participations and Assignments (Cost $90,103)			80,166
CORPORATE BONDS & NOTES 62.0%
BANKING & FINANCE 16.7%
Ally Financial, Inc.
8.000% due 11/01/2031		4	6
8.000% due 11/01/2031 (m)		1,270	1,735
Ambac LSNI LLC 6.000% due 02/12/2023 •		573	571
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (m)		4,365	4,411
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,900	2,175
3.625% due 09/24/2024		100	118
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	1,000	293
Barclays PLC
6.125% due 12/15/2025 •(j)		$2,600	2,652
6.375% due 12/15/2025 •(j)	GBP	400	520
7.125% due 06/15/2025 •(j)		1,600	2,179
BGC Partners, Inc. 4.375% due 12/15/2025 (m)		$2,300	2,365
Brookfield Finance, Inc. 4.700% due 09/20/2047 (m)		204	236
CBL & Associates LP
4.600% due 10/15/2024 ^(e)		2,302	843
5.950% due 12/15/2026 ^(e)		3,568	1,347
Credit Agricole S.A. 7.875% due 01/23/2024 •(j)(m)		250	276
Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(m)		200	217
7.500% due 07/17/2023 •(j)(m)		400	425
Doctors Co. 6.500% due 10/15/2023 (m)		10,000	10,851
Equitable Holdings, Inc. 5.000% due 04/20/2048		12	14
Flagstar Bancorp, Inc. 6.125% due 07/15/2021 (m)		3,000	3,013
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (m)		510	504
GE Capital Funding LLC 4.400% due 05/15/2030 (m)		1,000	1,091
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035 (m)		200	216
General Shopping Finance Ltd. 10.000% due 11/30/2020 (j)		5,300	3,169
Growthpoint Properties International Pty. Ltd. 5.872% due 05/02/2023		200	209
GSPA Monetization Trust 6.422% due 10/09/2029 (m)		5,230	5,821
Howard Hughes Corp. 5.375% due 08/01/2028 (m)		8,600	8,670
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(m)	GBP	600	805
6.500% due 03/23/2028 •(j)		$300	321
Hunt Cos., Inc. 6.250% due 02/15/2026		36	35
ING Groep NV 5.750% due 11/16/2026 •(j)		500	521
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	300	344
3.950% due 06/30/2022	GBP	5,488	7,159
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		$96	93
Ladder Capital Finance Holdings LLP 4.250% due 02/01/2027		46	40

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(j)		1,625	1,706
7.875% due 06/27/2029 •(j)	GBP	2,000	2,995
MGIC Investment Corp. 5.250% due 08/15/2028 (m)		$1,363	1,403
Natwest Group PLC 8.000% due 08/10/2025 •(j)		2,000	2,243
Navient Corp. 5.625% due 08/01/2033 (m)		8,064	6,928
Newmark Group, Inc. 6.125% due 11/15/2023		40	42
PRA Group, Inc. 7.375% due 09/01/2025 (m)		3,300	3,468
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(m)		200	210
7.375% due 10/04/2023 •(j)(m)		900	927
Starwood Property Trust, Inc. 5.500% due 11/01/2023 (c)		2,500	2,481
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	4,190	5,836
UniCredit SpA 7.830% due 12/04/2023 (m)		$3,300	3,872
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	211	285
Uniti Group LP 7.875% due 02/15/2025 (m)		$15,034	15,959
Voyager Aviation Holdings LLC 9.000% due 08/15/2021 (m)		6,055	2,982
			114,582
INDUSTRIALS 32.6%
Aker BP ASA 3.750% due 01/15/2030		150	144
Alaska Airlines Class A Pass-Through Trust 4.800% due 02/15/2029 (m)		1,800	1,898
Albertsons Cos., Inc.
4.625% due 01/15/2027		13	14
4.875% due 02/15/2030		24	26
Anglo American Capital PLC 2.625% due 09/10/2030 (m)		1,800	1,804
Associated Materials LLC 9.000% due 09/01/2025		425	449
Avon International Capital PLC 6.500% due 08/15/2022		34	35
Ball Corp. 2.875% due 08/15/2030 (m)		2,050	2,030
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		149	110
Boeing Co.
5.040% due 05/01/2027 (m)		428	471
5.150% due 05/01/2030 (m)		746	827
5.705% due 05/01/2040 (m)		962	1,110
5.805% due 05/01/2050 (m)		822	969
5.930% due 05/01/2060 (m)		1,112	1,336
Bombardier, Inc.
5.750% due 03/15/2022		149	142
6.000% due 10/15/2022		36	33
6.125% due 01/15/2023 (m)		2,620	2,263
7.500% due 12/01/2024		2,096	1,583
7.500% due 03/15/2025 (m)		4,448	3,242
7.875% due 04/15/2027		3,952	2,885
8.750% due 12/01/2021		198	197
Broadcom, Inc.
4.150% due 11/15/2030 (m)		300	337
4.300% due 11/15/2032 (m)		300	344
CCO Holdings LLC
4.500% due 08/15/2030 (m)		207	215
4.750% due 03/01/2030 (m)		220	232
Citrix Systems, Inc. 3.300% due 03/01/2030		94	99
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		5,761	5,718
6.625% due 02/15/2025 (m)		7,770	7,596
8.625% due 01/15/2024 (m)		1,825	1,856
Connect Finco SARL 6.750% due 10/01/2026		80	81
Dell International LLC 6.020% due 06/15/2026 (m)		3,572	4,232
Energy Transfer Operating LP
3.750% due 05/15/2030		105	103
5.000% due 05/15/2050		96	90
Envision Healthcare Corp. 8.750% due 10/15/2026		3,318	1,571
Exela Intermediate LLC 10.000% due 07/15/2023		172	52

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Ferroglobe PLC 9.375% due 03/01/2022		2,750	1,801
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,240	2,227
6.875% due 03/01/2026 (m)		1,548	1,539
Flex Ltd. 4.875% due 06/15/2029		22	25
Ford Motor Co. 7.700% due 05/15/2097 (m)		15,515	16,368
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		9,300	8,916
Frontier Finance PLC 8.000% due 03/23/2022	GBP	4,950	6,625
Full House Resorts, Inc.
8.575% due 01/31/2024		$489	471
9.738% due 02/02/2024		42	40
General Electric Co.
4.350% due 05/01/2050 (m)		2,200	2,329
5.875% due 01/14/2038		46	55
6.150% due 08/07/2037		53	65
6.875% due 01/10/2039		13	17
General Shopping Investments Ltd. 0.000% due 12/20/2049 ^(e)(j)		2,500	344
Global Partners LP 6.875% due 01/15/2029 (m)		1,000	1,032
Hawaiian Airlines Pass-Through Certificates 7.375% due 09/15/2027		5,000	5,158
HCA, Inc. 7.500% due 11/15/2095 (m)		3,462	4,412
HollyFrontier Corp. 4.500% due 10/01/2030 (m)		8,700	8,157
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)	EUR	200	233
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)(m)		$625	653
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)(m)		461	489
Innophos Holdings, Inc. 9.375% due 02/15/2028		151	162
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		23	6
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(m)		4,613	2,716
8.000% due 02/15/2024 ^		17	17
8.500% due 10/15/2024 ^(e)		12,674	7,858
9.750% due 07/15/2025 ^(e)		4,215	2,641
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(e)		15,504	620
Leviathan Bond Ltd. 6.500% due 06/30/2027		1,300	1,343
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025 ^(e)		108	37
Marriott International, Inc. 4.625% due 06/15/2030		44	47
MGM Resorts International 4.750% due 10/15/2028 (m)		3,000	2,938
NCL Corp. Ltd.
3.625% due 12/15/2024		94	66
10.250% due 02/01/2026 (m)		8,323	8,573
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	255
4.625% due 05/15/2029 (m)		300	407
4.875% due 06/15/2030 (m)		$200	229
New Albertson's LP 6.570% due 02/23/2028 (m)		4,021	4,050
Noble Holding International Ltd. 7.875% due 02/01/2026 ^(e)		308	75
Northriver Midstream Finance LP 5.625% due 02/15/2026 (m)		3,000	2,977
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/30/2020 (h)(j)		3,371	8
Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		132	138
7.375% due 06/01/2025		54	57
Pacific Drilling SA 8.375% due 10/01/2023 ^(e)(m)		5,170	656
Pan American Energy LLC 30.115% (BADLARPP) due 11/20/2020 ~	ARS	36,320	231
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$147	156
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,500	1,425
5.950% due 01/28/2031		$238	200
6.490% due 01/23/2027		100	93
6.500% due 03/13/2027 (m)		270	251
6.500% due 01/23/2029 (m)		2,300	2,054

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

6.750% due 09/21/2047		70	54
6.840% due 01/23/2030 (m)		5,900	5,280
6.950% due 01/28/2060		2,424	1,899
7.690% due 01/23/2050		150	125
Platin 1426 GmbH 6.875% due 06/15/2023 (m)	EUR	600	681
Prime Security Services Borrower LLC 3.375% due 08/31/2027 (m)		$2,565	2,478
QVC, Inc. 5.950% due 03/15/2043 (m)		3,296	3,181
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	13,100	22,968
Sands China Ltd. 5.400% due 08/08/2028 (m)		$3,379	3,682
Seagate HDD Cayman 4.125% due 01/15/2031		700	755
Spirit AeroSystems, Inc. 1.050% (US0003M + 0.800%) due 06/15/2021 ~(m)		4,095	3,934
Standard Industries, Inc. 4.375% due 07/15/2030 (m)		2,400	2,476
Syngenta Finance NV 5.182% due 04/24/2028 (m)		200	219
Tenet Healthcare Corp. 6.125% due 10/01/2028 (m)		1,300	1,265
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		73	72
Teva Pharmaceutical Finance Netherlands BV 6.000% due 01/31/2025	EUR	100	121
Topaz Solar Farms LLC 4.875% due 09/30/2039 (m)		$2,487	2,703
TransDigm, Inc. 5.500% due 11/15/2027		46	45
Transocean Pontus Ltd. 6.125% due 08/01/2025		167	147
Transocean, Inc.
7.250% due 11/01/2025		96	32
7.500% due 01/15/2026		80	17
8.000% due 02/01/2027		162	45
Triumph Group, Inc.
5.250% due 06/01/2022		36	31
6.250% due 09/15/2024		116	100
U.S. Renal Care, Inc. 10.625% due 07/15/2027		77	82
United Airlines Pass-Through Trust 5.875% due 04/15/2029 (m)		4,200	4,204
United Group BV 4.875% due 07/01/2024	EUR	100	117
Valaris PLC
5.750% due 10/01/2044 ^(e)		$274	13
7.750% due 02/01/2026 ^(e)		24	1
Vale Overseas Ltd.
6.875% due 11/21/2036		89	120
6.875% due 11/10/2039		60	82
Veritas US, Inc. 7.500% due 09/01/2025 (m)		900	914
ViaSat, Inc. 5.625% due 09/15/2025		119	120
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		5,859	6,646
Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		58	54
6.250% due 02/01/2050		38	35
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		8,129	7,875
Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	99
4.625% due 03/01/2030		58	56
5.650% due 04/01/2024		14	14
Wynn Macau Ltd.
5.125% due 12/15/2029 (m)		200	185
5.625% due 08/26/2028 (m)		2,800	2,695
YPF S.A. 36.951% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	8,870	56
Yum Brands, Inc. 3.625% due 03/15/2031 (m)		$3,000	2,951
Zayo Group Holdings, Inc.
4.000% due 03/01/2027		442	434
6.125% due 03/01/2028		93	94
			224,493
UTILITIES 12.7%
AT&T, Inc.
3.100% due 02/01/2043 (m)		2,538	2,418
3.300% due 02/01/2052 (m)		3,038	2,805
3.500% due 06/01/2041 (m)		1,254	1,269

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

3.500% due 02/01/2061 (m)		1,558	1,442
3.650% due 06/01/2051 (m)		2,750	2,704
3.850% due 06/01/2060 (m)		1,902	1,876
Centrais Eletricas Brasileiras S.A. 4.625% due 02/04/2030 (m)		200	203
CenturyLink, Inc.
4.000% due 02/15/2027		76	78
7.200% due 12/01/2025 (m)		1,122	1,191
DTEK Finance PLC 10.750% due 12/31/2024 ^(e)		2,675	1,765
Edison International 5.750% due 06/15/2027		97	110
FirstEnergy Corp.
3.400% due 03/01/2050 (m)		500	451
4.850% due 07/15/2047 (m)		500	543
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030 (m)		5,130	5,668
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		1,875	1,744
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		2,991	778
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		3,076	2,799
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		14,197	1,402
Pacific Gas & Electric Co.
3.150% due 01/01/2026 (m)		1,350	1,380
3.300% due 03/15/2027 (m)		300	303
3.400% due 08/15/2024 (m)		3,900	4,053
3.450% due 07/01/2025 (m)		600	626
3.500% due 06/15/2025 (m)		400	417
3.500% due 08/01/2050 (m)		1,426	1,290
3.750% due 02/15/2024 (m)		400	418
3.750% due 07/01/2028 (m)		300	309
4.000% due 12/01/2046 (m)		600	570
4.250% due 08/01/2023 (m)		7,730	8,200
4.500% due 07/01/2040 (m)		3,488	3,595
4.550% due 07/01/2030 (m)		927	996
4.600% due 11/15/2023 (m)		200	200
4.650% due 08/01/2028 (m)		600	644
4.950% due 07/01/2050 (m)		854	901
Petrobras Global Finance BV
5.093% due 01/15/2030 (m)		1,831	1,915
6.250% due 12/14/2026	GBP	7,102	10,302
6.625% due 01/16/2034		200	290
6.850% due 06/05/2115		$39	42
Rio Oil Finance Trust
8.200% due 04/06/2028 (m)		255	284
9.250% due 07/06/2024 (m)		13,804	15,184
Southern California Edison Co.
2.850% due 08/01/2029		19	20
3.650% due 03/01/2028		7	8
3.650% due 02/01/2050		38	40
5.750% due 04/01/2035		14	19
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		20	25
Sprint Corp.
7.125% due 06/15/2024		600	691
7.625% due 02/15/2025		1,000	1,182
7.875% due 09/15/2023 (m)		3,748	4,284
Talen Energy Supply LLC 6.625% due 01/15/2028		40	38
Transocean Poseidon Ltd. 6.875% due 02/01/2027		156	117
Transocean Sentry Ltd. 5.375% due 05/15/2023		100	64
			87,658
Total Corporate Bonds & Notes (Cost $457,403)			426,733
CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp. 3.375% due 08/15/2026		5,100	4,521
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024 ^(e)		12	1

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Total Convertible Bonds & Notes (Cost $5,109)		4,522
MUNICIPAL BONDS & NOTES 9.5%
CALIFORNIA 0.6%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007 6.506% due 02/01/2031	1,695	2,087
Sacramento County, California Revenue Bonds, Series 2013 7.250% due 08/01/2025	1,500	1,873
		3,960
DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035	9,740	10,511
ILLINOIS 3.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,381
7.517% due 01/01/2040	9,805	11,176
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	50
7.350% due 07/01/2035	30	34
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	130	130
		22,771
NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005 6.000% due 06/01/2028	840	840
TEXAS 1.6%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,480	11,072
VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	1,320	1,369
WEST VIRGINIA 2.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	5,665
7.467% due 06/01/2047	8,645	9,352
		15,017
Total Municipal Bonds & Notes (Cost $56,175)		65,540
U.S. GOVERNMENT AGENCIES 8.7%
Fannie Mae
3.500% due 09/25/2027 (a)	212	16
4.000% due 06/25/2050 (a)(m)	4,001	596
5.000% due 06/25/2050 (a)(m)	8,789	1,283
5.951% due 07/25/2050 •(a)(m)	9,423	1,351
9.702% due 10/25/2041 •	296	322
10.000% due 01/25/2034 •	216	272
15.403% due 05/25/2043 •(m)	343	542
Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	9,033
0.100% due 02/25/2046 (a)	92,140	10
4.500% due 10/15/2037 (a)	120	1
5.000% due 06/15/2033 ~(a)	1,018	168
5.952% due 07/15/2035 •(a)	757	145
5.952% due 06/25/2050 •(a)(m)	7,542	1,464
6.052% due 02/15/2042 •(a)	1,233	176
6.143% due 11/25/2055 «~	13,721	8,404
6.992% due 08/15/2036 •(a)	444	102
9.349% due 10/25/2027 •	4,302	4,831
12.703% due 05/15/2033 •	40	53
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	1,480	175
4.500% due 07/20/2042 (a)	146	22
5.000% due 09/20/2042 (a)	260	48
6.099% due 02/20/2042 •(a)	2,735	142
Uniform Mortgage-Backed Security, TBA
2.000% due 01/01/2051	27,000	27,721

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

2.500% due 01/01/2051		2,850	2,961
Total U.S. Government Agencies (Cost $61,077)			59,838
NON-AGENCY MORTGAGE-BACKED SECURITIES 15.4%
Adjustable Rate Mortgage Trust 0.489% due 05/25/2036 •		3,332	1,694
Banc of America Alternative Loan Trust
0.509% due 06/25/2037 •		3,040	2,140
5.451% due 06/25/2046 ^•(a)		4,259	626
6.491% due 06/25/2037 ^•(a)		3,302	763
Banc of America Funding Trust
6.000% due 07/25/2037 ^		385	372
6.250% due 10/26/2036		6,164	4,876
Banc of America Mortgage Trust 3.687% due 02/25/2036 ^~		12	11
BCAP LLC Trust
0.000% due 06/26/2036 ~		682	345
4.850% due 03/26/2037 þ		1,360	1,573
6.000% due 05/26/2037 ~		5,466	3,543
Bear Stearns Adjustable Rate Mortgage Trust 3.397% due 11/25/2034 ~		43	39
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~		221	217
CD Mortgage Trust 5.688% due 10/15/2048		2,252	1,234
Chase Mortgage Finance Trust
3.133% due 09/25/2036 ^~		65	58
3.711% due 12/25/2035 ^~		12	12
5.500% due 05/25/2036 ^		2	1
Citigroup Commercial Mortgage Trust 5.587% due 12/10/2049 ~		5,531	3,097
Citigroup Mortgage Loan Trust
3.177% due 11/25/2035 ~		12,941	8,913
3.404% due 07/25/2037 ^~		72	67
3.550% due 08/25/2037 ^~		36	31
6.500% due 09/25/2036		3,280	2,424
Commercial Mortgage Loan Trust 6.056% due 12/10/2049 ~(m)		10,989	4,981
Countrywide Alternative Loan Trust
0.399% due 12/25/2046 •		2,563	2,400
3.826% due 02/25/2037 ^~		160	155
4.851% due 04/25/2035 •(a)		2,975	309
6.000% due 02/25/2037 ^		4,981	3,064
6.250% due 12/25/2036 ^•		2,821	1,851
6.500% due 06/25/2036 ^		752	572
Countrywide Home Loan Mortgage Pass-Through Trust
3.020% due 09/25/2047 ^~		27	25
3.082% due 09/20/2036 ^~		350	328
5.201% due 12/25/2036 •(a)		2,351	275
Credit Suisse Commercial Mortgage Trust 5.859% due 09/15/2040 ~		25	60
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,745	1,463
Eurosail PLC
1.410% due 06/13/2045 •	GBP	3,347	3,563
4.060% due 06/13/2045 •		988	1,120
HarborView Mortgage Loan Trust
3.345% due 08/19/2036 ^~		$9	9
3.715% due 08/19/2036 ^~		249	232
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	4,587	4,740
Jackson Park Trust 3.242% due 10/14/2039 ~		$2,311	2,178
JPMorgan Alternative Loan Trust 3.583% due 03/25/2037 ^~		4,129	4,035
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		157	141
JPMorgan Mortgage Trust
3.212% due 07/27/2037 ~		3,639	2,228
6.471% due 01/25/2037 ^•(a)		15,639	5,170
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,041	580
5.562% due 02/15/2040 ^~		456	251
Lehman XS Trust 0.369% due 06/25/2047 •		2,251	2,077
Motel 6 Trust 7.075% due 08/15/2024 •		6,696	5,600
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.361% due 04/25/2036 ^~		4,481	3,906
Nomura Resecuritization Trust 4.773% due 07/26/2035 ~		4,399	4,164
Residential Asset Securitization Trust
0.549% due 01/25/2046 ^•		196	53
6.250% due 10/25/2036 ^		429	432
6.250% due 09/25/2037 ^		4,754	2,580

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

6.500% due 08/25/2036 ^		800	405
Structured Adjustable Rate Mortgage Loan Trust
3.553% due 01/25/2036 ^~		136	96
3.864% due 04/25/2047 ~		395	262
Structured Asset Mortgage Investments Trust 0.339% due 07/25/2046 ^•		8,278	6,309
WaMu Mortgage Pass-Through Certificates Trust 3.325% due 05/25/2037 ^~		97	84
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 03/25/2036 ^		5,943	4,957
6.531% due 04/25/2037 •(a)		9,222	3,031
Total Non-Agency Mortgage-Backed Securities (Cost $103,367)			105,722
ASSET-BACKED SECURITIES 11.2%
ACE Securities Corp. Home Equity Loan Trust 0.289% due 07/25/2036 •		2,289	1,970
Apidos CLO 0.000% due 07/22/2026 ~		3,000	3
Avoca CLO DAC 0.000% due 10/15/2030 ~	EUR	2,150	1,259
Belle Haven ABS CDO Ltd. 0.526% due 07/05/2046 •		$185,947	502
Carlyle Global Market Strategies CLO Ltd. 0.000% due 10/15/2031 ~		4,200	2,211
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	456
0.000% due 01/25/2032 ~		2,200	1,420
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,239
0.000% due 10/22/2031 ~		3,000	1,000
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,667	1,975
Countrywide Asset-Backed Certificates Trust 0.419% due 09/25/2046 •		$12,270	10,082
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	1,189
Duke Funding Ltd. 0.882% due 08/07/2033 •		$15,590	4,710
Glacier Funding CDO Ltd. 0.519% due 08/04/2035 •		6,762	1,438
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	381
Halcyon Loan Advisors European Funding BV 0.000% due 04/15/2030 ~		1,100	415
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	3,130
Long Beach Mortgage Loan Trust 0.339% due 02/25/2036 •		1,217	1,032
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	2,139
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	1,959
0.000% due 04/16/2029 «(h)		7	897
0.000% due 07/16/2029 «(h)		10	1,137
Merrill Lynch Mortgage Investors Trust 0.468% due 04/25/2037 •		767	514
Morgan Stanley Mortgage Loan Trust
1.515% due 11/25/2036 ^•		761	350
5.965% due 09/25/2046 ^þ		6,609	3,321
People's Financial Realty Mortgage Securities Trust 0.309% due 09/25/2036 •		21,143	6,381
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		7,254	4,201
7.238% due 09/25/2037 ^þ		6,276	3,633
Sherwood Funding CDO Ltd. 0.500% due 11/06/2039 •		33,884	9,521
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(h)		5	2,279
SoFi Consumer Loan Program LLC 0.000% due 05/26/2026 «(h)		75	2,131
South Coast Funding Ltd. 0.843% due 08/10/2038 •		25,746	3,839
Specialty Underwriting & Residential Finance Trust 1.124% due 06/25/2036 •		409	312
Washington Mutual Asset-Backed Certificates Trust 0.299% due 05/25/2036 •		210	183
Total Asset-Backed Securities (Cost $127,363)			77,209
SOVEREIGN ISSUES 2.6%
Argentina Government International Bond
2.500% due 07/22/2021	ARS	25,235	162
15.500% due 10/17/2026		38,100	94
29.722% (BADLARPP) due 10/04/2022 ~		84	1
32.921% (BADLARPP + 2.000%) due 04/03/2022 ~		133,765	776

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$230	84
0.125% due 07/09/2035 þ		230	76
0.125% due 01/09/2038 þ		1,326	496
0.125% due 07/09/2041 þ		5,228	1,784
0.125% due 07/09/2046 þ		115	38
1.000% due 07/09/2029		163	67
Autonomous City of Buenos Aires Argentina
33.891% (BADLARPP + 3.750%) due 02/22/2028 ~	ARS	34,626	194
34.122% (BADLARPP + 3.250%) due 03/29/2024 ~		182,849	1,082
36.420% (BADLARPP + 5.000%) due 01/23/2022 ~		67,700	431
Dominican Republic International Bond
10.250% due 01/11/2024	DOP	26,000	471
10.500% due 04/07/2023		17,400	315
16.950% due 02/04/2022		26,800	513
Ghana Government International Bond
6.375% due 02/11/2027		$600	560
7.875% due 02/11/2035		600	535
8.750% due 03/11/2061		200	177
Jordan Government International Bond 5.850% due 07/07/2030		5,900	5,954
Provincia de Buenos Aires
34.027% due 05/31/2022	ARS	23,351	125
34.850% due 04/12/2025		270,895	1,247
Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	25	32
3.650% due 02/24/2024 þ		25	33
3.650% due 02/24/2025 þ		25	33
3.650% due 02/24/2026 þ		25	34
3.650% due 02/24/2027 þ		25	35
3.650% due 02/24/2028 þ		25	36
3.650% due 02/24/2029 þ		25	36
3.650% due 02/24/2030 þ		25	37
3.650% due 02/24/2031 þ		25	37
3.650% due 02/24/2032 þ		25	38
3.650% due 02/24/2033 þ		25	38
3.650% due 02/24/2034 þ		25	39
3.650% due 02/24/2035 þ		25	39
3.650% due 02/24/2036 þ		25	40
3.650% due 02/24/2037 þ		25	40
3.650% due 02/24/2038 þ		25	40
3.650% due 02/24/2039 þ		25	41
3.650% due 02/24/2040 þ		25	41
3.650% due 02/24/2041 þ		25	42
3.650% due 02/24/2042 þ		25	43
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024		$200	203
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,471	1,438
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	35
8.250% due 10/13/2024 ^(e)		34	3
9.250% due 09/15/2027 ^(e)		452	44
Total Sovereign Issues (Cost $31,513)			17,659
		SHARES
COMMON STOCKS 1.5%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (f)		754,306	675
iHeartMedia, Inc. «(f)		566	4
iHeartMedia, Inc. 'A' (f)		42,128	346
			1,025
ENERGY 0.0%
Forbes Energy Services Ltd. (f)(k)		66,131	6
FINANCIALS 0.2%
Associated Materials Group, Inc. «(f)(k)		162,396	1,031
INDUSTRIALS 1.2%
McDermott International Ltd. (f)		211,933	360
Neiman Marcus Group Ltd. LLC «(f)(k)		90,604	7,538

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

Westmoreland Mining Holdings LLC «(f)(k)		88,291	662
			8,560
Total Common Stocks (Cost $15,130)			10,622
WARRANTS 1.8%
COMMUNICATION SERVICES 0.3%
iHeartMedia, Inc. - Exp. 05/01/2039 «		274,379	2,220
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		1,795,000	0
INFORMATION TECHNOLOGY 1.5%
Windstream Services LLC - Exp. 03/24/2021 «		537,581	9,816
Total Warrants (Cost $10,347)			12,036
PREFERRED SECURITIES 12.7%
BANKING & FINANCE 6.5%
AGFC Capital Trust 1.987% (US0003M + 1.750%) due 01/15/2067 ~(m)		27,410,000	10,356
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(j)		70,000	70
Nationwide Building Society 10.250% ~		71,345	15,516
OCP CLO Ltd. 0.000% due 04/26/2028 (h)		8,700	4,822
Stichting AK Rabobank Certificaten 0.000% due 12/29/2049 (i)(j)		9,479,000	13,727
			44,491
INDUSTRIALS 6.2%
General Electric Co. 5.000% due 01/21/2021 •(j)		373,000	306
Sequa Corp. (12.000% PIK) 12.000% «(d)		47,067	42,690
			42,996
Total Preferred Securities (Cost $78,357)			87,487
REAL ESTATE INVESTMENT TRUSTS 2.8%
REAL ESTATE 2.8%
Uniti Group, Inc.		261,443	2,306
VICI Properties, Inc.		734,782	16,863
Total Real Estate Investment Trusts (Cost $11,180)			19,169
SHORT-TERM INSTRUMENTS 4.8%
REPURCHASE AGREEMENTS (l) 3.5%			24,277
		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.9%
12.460% due 11/30/2020 - 01/29/2021 (g)(h)	ARS	932,114	5,969
U.S. TREASURY BILLS 0.4%
0.105% due 12/03/2020 - 01/21/2021 (g)(h)(o)(q)		$2,838	2,838
Total Short-Term Instruments (Cost $33,903)			33,084
Total Investments in Securities (Cost $1,081,027)			999,787
Total Investments 145.4% (Cost $1,081,027)			$999,787
Financial Derivative Instruments (n)(p) 0.1%(Cost or Premiums, net $113,115)			780
Auction Rate Preferred Shares (8.4)%			(58,050)
Other Assets and Liabilities, net (37.1)%			(254,737)
Net Assets Applicable to Common Shareholders 100.0%			$687,780

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Security becomes interest bearing at a future date.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$1,031	$1,031	0.14%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	6	0.00
Neiman Marcus Group Ltd. LLC	03/13/2020	2,918	7,538	1.10
Westmoreland Mining Holdings LLC	03/13/2020	2,160	662	0.10
$8,137	$9,237	1.34%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	10/30/2020	11/02/2020	$6,777	U.S. Treasury Notes 1.125% due 02/28/2022	$(6,913)	$6,777	$6,777
JPS	0.110	10/30/2020	11/02/2020	6,000	U.S. Treasury Bonds 3.375% due 11/15/2048	(6,072)	6,000	6,000
SAL	0.110	10/30/2020	11/02/2020	11,500	U.S. Treasury Bonds 1.125% due 05/15/2040	(11,628)	11,500	11,500
Total Repurchase Agreements	$(24,613)	$24,277	$24,277
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	0.400%	10/23/2020	01/22/2021	GBP	(4,097)	$(5,308)
0.659	10/19/2020	05/05/2021	$(2,035)	(2,036)
BRC	0.790	11/02/2020	05/03/2021	(20,984)	(20,984)
0.880	08/25/2020	02/22/2021	(7,308)	(7,321)
0.910	09/03/2020	03/01/2021	(1,638)	(1,640)
0.910	10/23/2020	03/01/2021	(1,703)	(1,703)
1.491	10/19/2020	12/04/2020	(3,511)	(3,513)
BYR	1.390	07/06/2020	03/31/2021	(5,568)	(5,574)
1.390	08/10/2020	03/31/2021	(3,125)	(3,128)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

CDC	0.400	08/05/2020	TBD(3)	(3,206)	(3,209)
0.450	10/16/2020	01/19/2021	(4,280)	(4,281)
0.480	10/21/2020	02/23/2021	(8,200)	(8,201)
0.480	10/23/2020	02/16/2021	(197)	(197)
0.500	10/21/2020	03/23/2021	(3,371)	(3,372)
0.830	10/23/2020	02/16/2021	(3,508)	(3,509)
0.830	10/26/2020	03/01/2021	(4,099)	(4,100)
0.850	09/03/2020	03/02/2021	(3,332)	(3,337)
0.850	09/15/2020	03/15/2021	(5,699)	(5,705)
0.850	09/16/2020	03/16/2021	(11,741)	(11,754)
0.880	10/21/2020	03/23/2021	(7,787)	(7,790)
CEW	0.870	10/09/2020	04/07/2021	(9,172)	(9,178)
0.870	10/26/2020	04/07/2021	(1,556)	(1,556)
0.888	09/09/2020	03/08/2021	(3,599)	(3,604)
0.888	09/17/2020	03/08/2021	(1,532)	(1,534)
CIB	0.700	09/29/2020	11/02/2020	(1,029)	(1,030)
0.850	11/02/2020	02/05/2021	(911)	(911)
0.880	10/16/2020	01/15/2021	(3,289)	(3,290)
CIW	0.500	10/30/2020	02/01/2021	(1,808)	(1,808)
CSG	0.750	10/28/2020	01/28/2021	(4,686)	(4,686)
0.900	10/28/2020	01/27/2021	(2,528)	(2,529)
0.900	10/28/2020	01/28/2021	(4,361)	(4,362)
0.950	10/28/2020	01/26/2021	(8,300)	(8,301)
DEU	1.550	05/15/2020	11/16/2020	(901)	(908)
1.550	06/10/2020	11/16/2020	(3,482)	(3,504)
1.550	09/16/2020	11/16/2020	(3,608)	(3,615)
FOB	0.550	10/28/2020	01/27/2021	(1,340)	(1,340)
0.900	10/28/2020	01/26/2021	(1,436)	(1,436)
IND	0.340	08/31/2020	12/02/2020	(12,187)	(12,194)
0.360	09/03/2020	12/04/2020	(11,721)	(11,728)
JML	(0.250)	10/14/2020	01/14/2021	EUR	(518)	(603)
(0.250)	10/16/2020	01/18/2021	(306)	(356)
0.400	10/16/2020	01/18/2021	GBP	(528)	(684)
MEI	0.800	08/28/2020	TBD(3)	$(891)	(892)
NOM	0.750	10/30/2020	02/02/2021	(2,698)	(2,698)
0.800	10/16/2020	02/16/2021	(19,387)	(19,395)
0.950	10/30/2020	02/02/2021	(2,501)	(2,501)
SOG	0.500	10/29/2020	01/29/2021	(1,714)	(1,714)
0.520	10/19/2020	01/20/2021	(4,523)	(4,524)
0.630	10/28/2020	04/28/2021	(2,909)	(2,909)
0.700	07/22/2020	TBD(3)	(3,746)	(3,753)
0.700	08/05/2020	TBD(3)	(3,538)	(3,544)
0.950	09/03/2020	02/22/2021	(3,211)	(3,216)
0.950	10/15/2020	02/22/2021	(1,168)	(1,168)
0.950	10/26/2020	02/02/2021	(4,309)	(4,310)
TDM	0.320	11/02/2020	TBD(3)	(6,983)	(6,983)
0.380	08/27/2020	TBD(3)	(4,394)	(4,397)
0.380	09/04/2020	TBD(3)	(490)	(490)
UBS	0.500	10/15/2020	01/15/2021	(9,510)	(9,512)
0.750	10/15/2020	01/15/2021	(5,608)	(5,610)
0.800	10/09/2020	01/07/2021	(5,162)	(5,165)
0.800	10/09/2020	01/08/2021	(6,515)	(6,518)
0.800	10/09/2020	01/11/2021	(4,129)	(4,131)
0.800	10/29/2020	01/08/2021	(751)	(752)
Total Reverse Repurchase Agreements	$(280,001)
(m)	Securities with an aggregate market value of $322,246 and cash of $723 have been pledged as collateral under the terms of master agreements as of October 31, 2020.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2020 was $(243,805) at a weighted average interest rate of 0.757%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	15.444%	$2,000	$(8)	$(527)	$(535)	$0	$(21)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.479	EUR	2,300	(458)	43	(415)	4	0
$(466)	$(484)	$(950)	$4	$(21)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	20,400	$(90)	$11	$(79)	$159	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		1,700	85	(8)	77	45	0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.184	Quarterly	10/21/2025		$36,741	0	(96)	(96)	0	(18)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.562	Quarterly	10/21/2030		28,595	0	(325)	(325)	0	(87)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.793	Quarterly	10/21/2035		61,329	0	(1,103)	(1,103)	0	(289)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.909	Quarterly	10/21/2040		75,843	0	(1,832)	(1,832)	0	(513)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.985	Quarterly	10/21/2050		6,817	0	(238)	(238)	0	(66)
Receive	1-Day USD-SOFR Compounded-OIS	0.173	Quarterly	10/21/2025		36,742	0	99	99	21	0
Receive	1-Day USD-SOFR Compounded-OIS	0.534	Quarterly	10/21/2030		28,595	0	347	347	94	0
Receive	1-Day USD-SOFR Compounded-OIS	0.745	Quarterly	10/21/2035		61,329	0	1,245	1,245	327	0
Receive	1-Day USD-SOFR Compounded-OIS	0.844	Quarterly	10/21/2040		75,843	0	2,193	2,193	568	0
Receive	1-Day USD-SOFR Compounded-OIS	0.907	Quarterly	10/21/2050		6,817	0	279	279	72	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	(19)	(395)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	(173)	(205)	0	0
Receive(5)	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	133	(72)	21	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	14,014	15,701	0	(161)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	188,542	299,018	0	(5,447)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	(6,091)	(6,347)	346	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	(6,126)	(6,253)	522	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	(5,976)	(6,141)	408	0
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		491,800	1,785	21,507	23,292	4,543	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	(953)	(949)	0	(6)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		263,700	264	27,498	27,762	0	(231)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	(184)	(1,243)	32	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		65,900	273	(30,063)	(29,790)	665	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	208	1,525	0	(72)
							$113,581	$202,889	$316,470	$7,823	$(6,890)
Total Swap Agreements							$113,115	$202,405	$315,520	$7,827	$(6,911)
(o)

Securities with an aggregate market value of $1,000 and cash of $20,531 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BPS	11/2020	EUR	1,726		$2,039	$29	$0
CBK	11/2020	GBP	2,229		2,902	14	0
	11/2020	PEN	4,729		1,329	21	0
	11/2020		$75,645	GBP	58,180	0	(272)
	11/2020		1,316	PEN	4,729	0	(8)
	12/2020	GBP	58,181		$75,656	270	0
	01/2021	PEN	4,729		1,315	7	0
GLM	12/2020	DOP	77,109		1,307	0	(7)
HUS	11/2020	EUR	3,083		3,623	32	0
	11/2020	GBP	52,466		67,508	0	(462)
	11/2020		$387	EUR	329	0	(4)
MYI	11/2020	EUR	3,031		$3,550	20	0
	11/2020		$2,941	EUR	2,492	0	(39)
SCX	11/2020	EUR	29,293		$34,373	257	0
	12/2020		34,312		39,994	7	0
SSB	11/2020	BRL	1,379		243	3	(1)
	11/2020		$243	BRL	1,379	1	(3)
	12/2020	BRL	689		$123	3	0
TOR	11/2020	GBP	3,485		4,511	0	(4)
Total Forward Foreign Currency Contracts						$664	$(800)
(q)

Securities with an aggregate market value of $308 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2020.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory			Level 1		Level 2	Level 3	Fair Value at 10/31/2020
Investments in Securities, at Value
Loan Participations and Assignments			$0		$71,569	$8,597	$80,166
Corporate Bonds & Notes
Banking & Finance			0		114,582	0	114,582
Industrials			0		224,493	0	224,493
Utilities			0		87,658	0	87,658
Convertible Bonds & Notes
Industrials			0		4,521	0	4,521
Utilities			0		1	0	1
Municipal Bonds & Notes
California			0		3,960	0	3,960
District of Columbia			0		10,511	0	10,511
Illinois			0		22,771	0	22,771
New York			0		840	0	840
Texas			0		11,072	0	11,072
Virginia			0		1,369	0	1,369
West Virginia			0		15,017	0	15,017
U.S. Government Agencies			0		51,434	8,404	59,838
Non-Agency Mortgage-Backed Securities			0		105,722	0	105,722
Asset-Backed Securities			0		68,806	8,403	77,209
Sovereign Issues			0		17,659	0	17,659
Common Stocks
Communication Services			1,021		0	4	1,025
Energy			0		6	0	6
Financials			0		0	1,031	1,031
Industrials			360		0	8,200	8,560
Warrants
Communication Services			0		0	2,220	2,220
Information Technology			0		0	9,816	9,816
Preferred Securities
Banking & Finance			0		44,491	0	44,491
Industrials			0		306	42,690	42,996
Real Estate Investment Trusts
Real Estate			19,169		0	0	19,169
Short-Term Instruments
Repurchase Agreements			0		24,277	0	24,277
Argentina Treasury Bills			0		5,969	0	5,969
U.S. Treasury Bills			0		2,838	0	2,838
Total Investments			$20,550		$889,872	$89,365	$999,787
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared			0		7,827	0	7,827
Over the counter			0		664	0	664
			$0		$8,491	$0	$8,491
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared			0		(6,911)	0	(6,911)
Over the counter			0		(800)	0	(800)

Schedule of Investments PIMCO High Income Fund (Cont.)	October 31, 2020 (Unaudited)

					$0	$(7,711)	$0		$(7,711)
Total Financial Derivative Instruments					$0	$780	$0		$780
Totals					$20,550	$890,652	$89,365		$1,000,567

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2020:
Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$14,020	$13,785	$(8,782)	$(5)	$(7,967)	$6,275	$0	$(8,729)	$8,597	$44
U.S. Government Agencies	8,368	0	(36)	7	12	53	0	0	8,404	51
Non-Agency Mortgage-Backed Securities	3,584	0	0	7	0	(28)	0	(3,563)	0	0
Asset-Backed Securities	12,433	345	(3,120)	0	(3,365)	2,110	0	0	8,403	(1,587)
Common Stocks
Communication Services	4	0	0	0	0	0	0	0	4	0
Financials	0	1,031	0	0	0	0	0	0	1,031	0
Industrials	662	2,918	0	0	0	4,620	0	0	8,200	4,620
Real Estate	2,453	0	0	0	0	(147)	0	(2,306)	0	0
Warrants
Communication Services	0	0	0	0	0	0	2,220	0	2,220	0
Information Technology	0	4,455	0	0	0	5,361	0	0	9,816	5,361
Preferred Securities
Industrials	34,186	1,143	0	0	0	7,361	0	0	42,690	7,361
Totals	$75,710	$23,677	$(11,938)	$9	$(11,320)	$25,605	$2,220	$(14,598)	$89,365	$15,850
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 10/31/2020	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments		$35	Proxy Pricing			Base Price			99.701	—
		8,562	Third Party Vendor			Broker Quote			82.500 - 99.000	96.079
U.S. Government Agencies		8,404	Proxy Pricing			Base Price			61.250	—
Asset-Backed Securities		1,959	Other Valuation Techniques(2)			—			—	—
		6,444	Proxy Pricing			Base Price			2,834.423 - 50,386.833	22,695.196
Common Stocks
Communication Services		4	Other Valuation Techniques(2)			—			—	—
Financials		1,031	Other Valuation Techniques(2)			—			—	—
Industrials		7,538	Market Based Approach			Discount Rate			12.500	—
		662	Other Valuation Techniques(2)			—			—	—
Warrants
Communication Services		2,220	Other Valuation Techniques(2)			—			—	—
Information Technology		9,816	Fundamental Valuation			Company Equity Value			$1,826,400.000	—
Preferred Securities
Industrials		42,690	Fundamental Valuation			Company Equity Value			$709,404,767.000	—
Total		$89,365
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotation directly from the broker-dealer or passed-through broker quote from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company's market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BYR	The Bank of Nova Scotia - Toronto	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
CDC	Natixis Securities Americas LLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CEW	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CIW	CIBC World Markets Corp.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CSG	Credit Suisse AG Cayman	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
DOP	Dominican Peso

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate	SONIO	Sterling Overnight Interbank Average Rate
LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding